                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                BSB BANCORP, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
    5) Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                              --------------------------------------------------

    2) Form, Schedule or Registration Statement No.:
                                                    ----------------------------

    3) Filing Party:
                    ------------------------------------------------------------

4) Date Filed:
              ------------------------------------------------------------------

                                   [BSB LOGO]








March 29, 2002

Dear Shareholder:

        We are pleased to enclose your Notice of Annual Meeting and Proxy Statement for the BSB Bancorp, Inc. Annual Meeting of Shareholders. The Annual Meeting will be held on April 29, 2002, at 10:00 a.m., Eastern Time, at the Binghamton Regency Hotel and Conference Center, One Sarbro Square, 225 Water Street, Binghamton, New York 13901.

        At the Annual Meeting, you will be asked to elect three directors of the Company to serve terms expiring in 2005 and to transact any other business that properly comes before the meeting or any adjournment.

        In order to make sure that your vote is represented at the Annual Meeting, indicate your vote on the enclosed proxy form and sign, date and return it in the enclosed envelope or vote by telephone using the number provided on your proxy card. If you attend the Annual Meeting in person, you may revoke your proxy at the Annual Meeting and vote in person.

                                                   Sincerely,

                                                   /s/ Howard W. Sharp

                                                   Howard W. Sharp
                                                   President and
                                                   Chief Executive Officer

                                BSB BANCORP, INC.
                              58-68 EXCHANGE STREET
                           BINGHAMTON, NEW YORK 13901
                                 (607) 779-2406



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 2002




        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BSB Bancorp, Inc. will be held at the Binghamton Regency Hotel and Conference Center, One Sarbro Square, 225 Water Street, Binghamton, New York 13901 on April 29, 2002, at 10:00 a.m., Eastern Time, and at any adjournment of the meeting, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect three directors for a term of three years, or until their successors have been elected and qualified; and

2. To transact any other business that properly comes before the Annual Meeting. Except for procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other matters which may properly come before the Annual Meeting.

        Shareholders of record at the close of business on March 5, 2002 are entitled to notice of and to vote at the Annual Meeting and at any adjournment of the meeting.


                                           By Order of the Board of Directors

                                           /s/ Larry G. Denniston


                                           Larry G. Denniston
                                           Senior Vice President and
                                            Corporate Secretary

Binghamton, New York
March 29, 2002



        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED OR BY VOTING BY TELEPHONE USING THE NUMBER PROVIDED ON YOUR PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING, IN PERSON, OR BY A SUBSEQUENT TELEPHONIC VOTE AT ANY TIME PRIOR TO ITS EXERCISE.

                                BSB BANCORP, INC.
                              58-68 EXCHANGE STREET
                           BINGHAMTON, NEW YORK 13901

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 29, 2002



MEETING INFORMATION

        This Proxy Statement, which is first being mailed on or about March 29, 2002, is furnished to shareholders of BSB Bancorp, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the 2002 Annual Meeting of Shareholders. The Annual Meeting will be held at the Binghamton Regency Hotel and Conference Center, One Sarbro Square, 225 Water Street, Binghamton, New York 13901, on April 29, 2002, at 10:00 a.m., Eastern Time, and at any adjournment of the meeting. The Annual Meeting has been called for the purposes set forth in the Notice of Annual Meeting.

SOLICITATION AND VOTING

        The proxies solicited by this Proxy Statement, if properly voted and not revoked prior to their use, will be voted in accordance with the instructions contained in the proxies by a member of the law firm of Hinman, Howard & Kattell, L.L.P., general counsel to the Company, which has been duly appointed by the Board of Directors to vote such proxies. To properly vote your proxy, sign and return the proxy card to the Company or call the toll-free number listed on the proxy card. If no contrary instructions are given, each proxy will be voted FOR the election of the nominees of the Board of Directors as directors and, upon the transaction of such other business that properly comes before the Annual Meeting, in accordance with the determination of a majority of the Board of Directors.

        The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter presented. The Board of Directors has set the close of business on March 5, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. The number of shares of Common Stock outstanding on March 5, 2002 was 9,658,467. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Shareholders' votes will be tabulated by the person appointed by the Board of Directors to act as inspector of election of the Annual Meeting. Under Delaware corporate law, directors are elected by a plurality of the votes of the shares present (in person or represented by proxy) at the Annual Meeting and entitled to vote on the matter. Unless otherwise required by law or the Company's Certificate of Incorporation or Bylaws, any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the shares present, either in person or represented by proxy, at the Annual Meeting and entitled to vote on the matter.

REVOCATION OF PROXIES

        Any shareholder giving a proxy has the power to revoke it any time before it is exercised by (i) filing with the Corporate Secretary of the Company written notice of revocation (Larry G. Denniston, Senior Vice President and Corporate Secretary, BSB Bancorp, Inc., 58-68 Exchange Street, Binghamton, New York 13901), (ii) submitting a duly executed proxy bearing a later date, (iii) voting again by telephone on a later date or (iv) appearing at the Annual Meeting and giving the Corporate Secretary notice of his or her intention to vote in person. Proxies solicited by this Proxy Statement may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

ABSTENTIONS AND BROKER NON-VOTES

        Abstentions and broker non-votes will be treated as shares that are present or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the Annual Meeting. Abstentions will be treated as no votes in determining the number of votes cast in connection with any matter presented at the Annual Meeting.



                              ELECTION OF DIRECTORS
                                  PROPOSAL ONE

        The Board of Directors currently consists of 11 members. The Company's Certificate of Incorporation and Bylaws provide that the directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually.

        Presently, all directors of the Company also are directors of the Company's wholly owned subsidiary, BSB Bank & Trust Company (the "Bank"). Under the terms of the Company's July 1999 acquisition of Skaneateles Bancorp, Inc. ("Skaneateles"), BSB invited two former Skaneateles directors, Mr. John P. Driscoll and Mrs. Ann G. Higbee, to serve as members of the Board of the Company for terms expiring in 2002 and 2001, respectively. The Board renominated Mrs. Higbee for election at the 2001 Annual Meeting and has renominated Mr. Driscoll for election at the 2002 Annual Meeting.

                                                                                                           SHARES OF COMPANY COMMON
                                                                                                          STOCK BENEFICIALLY OWNED
                                                                                                              (a) AS OF MARCH 5,
                                                                                                                   2002(b)
                                                                                                         --------------------------
                                       DIRECTOR OF
   NAME AND AGE AT                     THE COMPANY         BUSINESS EXPERIENCE
  DECEMBER 31, 2001                       SINCE           DURING PAST FIVE YEARS                           NUMBER(c)     PERCENT
-----------------------------------------------------------------------------------------------------------------------------------
Nominees (for terms to expire at Annual Meeting in 2005)
--------------------------------------------------------

Robert W. Allen                         1987        General Partner, Allen Family Limited Partnership       42,731              *
                                                    since April 1999. President and Chief Executive
Age 58                                              Officer, Tuscan/Lehigh Dairies, L.P., Lansdale,
                                                    Pennsylvania (May 1997 to March 1999). President
                                                    and Chief Executive Officer, Lehigh Valley
                                                    Dairies, Inc., Lansdale, Pennsylvania (April 1996
                                                    to May 1997).

John P. Driscoll                        1999        Executive Vice President of the Company and the         50,843              *
                                                    Bank since May 2001. Executive Vice President and
Age 61                                              Treasurer of the Company and Bank (March 2000 to
                                                    May 2001). Executive Vice President-CNY Region of
                                                    the Company and the Bank (July 1999 to March
                                                    2000). Interim Treasury Administration Officer of
                                                    the Bank (November 1999 to March 2000). Chairman,
                                                    President and Chief Executive Officer of
                                                    Skaneateles Bancorp, Inc. and Skaneateles Savings
                                                    Bank (September 1992 to July 1999 when
                                                    Skaneateles Bancorp, Inc. merged with the
                                                    Company).

Howard W. Sharp                         2000        President and Chief Executive Officer of the            97,803          1.00%
                                                    Company and the Bank since November 2000.
Age 55                                              Regional President, Syracuse, NY Region of M&T
                                                    Bank (April 1998 to November 2000). Senior
                                                    Executive Vice President and Chief Operating
                                                    Officer as well as other executive positions of
                                                    OnBancorp, Inc. and OnBank & Trust Co. (November
                                                    1989 to April 1998).

                                                                                                         SHARES OF COMPANY COMMON
                                                                                                        STOCK BENEFICIALLY OWNED
                                                                                                            (a) AS OF MARCH 5,
                                                                                                                 2002(b)
                                                                                                       ----------------------------
                                    DIRECTOR OF
   NAME AND AGE AT                  THE COMPANY           BUSINESS EXPERIENCE
  DECEMBER 31, 2001                    SINCE             DURING PAST FIVE YEARS                          NUMBER(c)      PERCENT
-----------------------------------------------------------------------------------------------------------------------------------

Directors Continuing in Office
------------------------------

TERMS EXPIRING AT ANNUAL MEETING IN 2004

Ferris G. Akel                       1986          President, Binghamton Giant Markets, Inc.,            173,696            1.79%
                                                   Vestal, New York.
Age 68


William C. Craine                    1976          Chairman of the Company and the Bank since             89,221                *
                                                   February 2000. Chairman, Granite Capital
Age 53                                             Holdings, Inc. since November 1998. President and
                                                   Chief Executive Officer, Mang Group, Inc.,
                                                   Sherburne, New York  (November 1994 to November
                                                   1998).


Ann G. Higbee                        1999          Managing Partner of Public Relations Services,         22,123                *
                                                   Eric Mower and Associates, Syracuse, New York.
Age 59

TERMS EXPIRING AT ANNUAL MEETING IN 2003

Diana J. Bendz                       1998          IBM Endicott Senior Location Executive and             14,500                *
                                                   Director of Environmentally Conscious Products,
Age 55                                             Corporate Operations, IBM, Endicott, New York
                                                   since July 1996.  Director of Integrated Safety
                                                   Technology, Technical Operations Staff, IBM,
                                                   Endicott, New York (January 1992 to July 1996).


David A. Niermeyer                   1994          President and Chief Executive Officer, Stakmore        24,925                *
                                                   Co., Inc., Owego, New York
Age 60



Mark T. O'Neil, Jr.                  1994          Executive Vice President, Mid-Atlantic Division,       24,317                *
                                                   Catholic Health East, Newtown Square,
Age 49                                             Pennsylvania since July 2001 and President and
                                                   Chief Executive Officer of Mercy Health System,
                                                   Conshohocken, Pennsylvania since May 2000.
                                                   President and Chief Executive Officer of United
                                                   Health Services, Inc. (February 1993 to May
                                                   2000).

                                                                                                         SHARES OF COMPANY COMMON
                                                                                                        STOCK BENEFICIALLY OWNED
                                                                                                            (a) AS OF MARCH 5,
                                                                                                                 2002(b)
                                                                                                     ------------------------------
                                DIRECTOR OF
   NAME AND AGE AT              THE COMPANY           BUSINESS EXPERIENCE
  DECEMBER 31, 2001                SINCE             DURING PAST FIVE YEARS                              NUMBER(c)      PERCENT
------------------------------------------------------------------------------------------------------------------------------------

Thomas L. Thorn                  1995          Private investor since 1997 prior to which he             240,337           2.49%
                                               served as Executive Vice President and Treasurer,
Age 58                                         Diamond Page International Corporation. Interim
                                               Executive Officer (November 10, 2000 to December
                                               31, 2000). Acting President and Chief Executive
                                               Officer of the Company (February 2000 to November
                                               10, 2000).

RETIRING DIRECTOR

Thomas F. Kelly                  1987          Vice President for External Affairs and Professor          26,822                   *
                                               of Management, Binghamton University, Binghamton,
Age 54                                         New York.


                                                                                                SHARES OF COMPANY COMMON STOCK
In addition to the information provided above,                                                  BENEFICIALLY OWNED (a)AS OF MARCH 5,
the following summarizes the security ownership of the                                                        2002 (b)
named executive officers in 2001 who are not also directors of the Company:                    ------------------------------------

                                                                                                NUMBER(c)            PERCENT
                                                                                               ---------            -------
Rexford C. Decker                            Senior Vice President and Chief Financial Officer    23,988                *

Age 49


Larry G. Denniston                           Senior Vice President and Corporate Secretary        53,869                *

Age 56


Arthur C. Smith                              Executive Vice President - Retail Banking            71,869                *

Age 54

--------------
Number of shares of Company common stock beneficially owned by all directors and
executive officers of the Company as a group (18 persons)                                      1,034,664             10.32%

-------------
*Unless otherwise indicated, holdings represent less than 1% of the issued and outstanding shares of Common Stock.

      (a) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power and/or investment power with respect to the security, or has the right to acquire beneficial ownership at any time within 60 days from March 5, 2002. As used herein, "voting power" includes the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. This table represents all shares as to which named individual possessed sole or shared voting or investment power as of March 5, 2002, including shares held by, in the name of, or in trust for, spouse and dependent children of named individual and other relatives living in the same household, even if beneficial ownership has been disclaimed as to any of these shares by the nominee or director.

      (b) The table includes shares as to which certain directors and named executive officers are beneficial owners but not the sole beneficial owners and over which the persons named in the table possess shared voting and/or shared investment power as follows: Mr. Akel, 135,626 shares; Mr. Allen, 19,790 shares; Mr. Craine, 1,700 shares; Mr. Decker, 9,778 shares; Mr. Denniston, 8,540 shares; Mr. Driscoll, 21,194 shares; Mrs. Higbee, 6,798 shares; Dr. Kelly, 3,985 shares; Mr. O'Neil, 4,816 shares; Mr. Smith, 27,745 shares; Mr. Thorn 13,250 shares.


      (c) The table includes shares with respect to which the directors currently have the right to acquire or will have the right to acquire beneficial ownership of Common Stock through the exercise of options within 60 days of March 5, 2002 as follows: Mr. Akel, 22,500 shares; Mr. Allen, 22,500 shares; Mrs. Bendz, 13,500 shares; Mr. Craine, 9,000 shares; Mr. Decker, 13,625 shares, Mr. Denniston, 40,842 shares; Mr. Driscoll, 4,850 shares; Ms. Higbee, 11,250 shares; Dr. Kelly, 22,500 shares; Mr. Niermeyer, 9,000 shares; Mr. O'Neil, 19,500 shares; Mr. Sharp, 95,000 shares; Mr. Smith, 44,124 shares; Mr. Thorn, 9,000 shares.



THE NOMINEES

           Unless otherwise directed, each proxy executed and returned by a shareholder will be voted FOR the election of the three nominees listed above for a three-year term. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed above may not be able to serve as a director if elected.

SHAREHOLDER NOMINATIONS

           Section 7.2(c) of the Company's Certificate of Incorporation provides that nominations of candidates for election as directors at any annual meeting may be made (i) by or at the direction of a majority of the Board of Directors or (ii) by any shareholder entitled to vote at that annual meeting. Shareholders may name nominees for election to the Board of Directors by submitting written nominations to the Corporate Secretary of the Company not less than 20 days prior to the date of the annual meeting; provided, however, that if less than 30 days' notice of the date of the scheduled annual meeting is given, notice by the shareholder must be so delivered or received not later than the close of business on the tenth day following the day on which the notice of annual meeting was mailed, provided further that the notice by the shareholder must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting. Such shareholder's notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director and as to the shareholder giving notice: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of the shareholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitation of proxies with respect to nominees for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the shareholder giving the notice: (i) the name and address, as they appear on the Company's books, of the shareholder and any other shareholders known by the shareholder to be supporting the nominees, and (ii) the class and number of shares of Common Stock which are beneficially owned by the shareholder and any other shareholders known by the shareholder to be supporting such nominees on the date of the shareholder notice. If any shareholder nomination is properly and timely made, ballots will be provided for use by shareholders at the Annual Meeting bearing the name of the nominee or nominees.

REQUIRED VOTE

           Directors will be elected by a plurality of the shares present, either in person or represented by proxy, at the Annual Meeting and entitled to vote on the matter.

                 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                  FOR THE ELECTION OF THE NOMINEES AS DIRECTORS

                                      * * *

BOARD MEETINGS AND COMMITTEES

           The Board of Directors meets regularly each month and may have additional special meetings. Each member of the Board of Directors of the Company also serves as a director of the Bank. The Board of Directors of the Company met thirteen times during the year ended December 31, 2001. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors of the Company during the period that the director served on the Board and all committees of the Board on which such director served during such director's tenure on such committee.

           During 2001, the Executive Committee of the Company consisted of Messrs. Craine (Chairman), Akel, Sharp and Thorn, and two rotating members. The Executive Committee met seven times in 2001. The Company's Compensation Committee has the authority to grant options, stock appreciation rights and performance shares and the Bank's Salary and Personnel Administration Committee reviews both employee and executive compensation and makes recommendations to the Board of Directors with regard to executive compensation. Messrs. Allen (Chairman), Akel, Niermeyer and O'Neil and Mrs. Bendz are members of both Committees. The Company's Compensation Committee and the Bank's Salary and Personnel Administration Committee each met five times during 2001.

           The Nominating Committee selects nominees for election as directors of the Company. The Nominating Committee will consider nominees recommended by shareholders in accordance with the procedures set forth in the Company's Certificate of Incorporation, as described above. The Nominating Committee consists of all members of the Board of Directors, and in that capacity met one time during 2001.

COMPENSATION OF DIRECTORS

           Directors' Fees. Directors of the Company did not receive any fees for attendance at meetings of the Board of the Company during 2001, but, with the exception of Mr. Craine, did receive an annual retainer of $12,000 plus $500 for each Bank Board meeting attended. Also, committee members received fees of $500 per meeting attended. The Chairmen of each of the Audit Committee, the Salary and Personnel Administration Committee and the Trust Committee received fees of $600 per meeting attended. In 2001, each non-rotating member of the Bank's Executive Committee serving for the entire year received an annual retainer of $2,400. Rotating members of the Executive Committee received fees of $500 per meeting attended. To date, for 2002, all Board and Executive Committee retainer fees remain unchanged. No fees were paid to officers of the Company who are also directors of the Company and the Bank. Directors may elect to defer the receipt of all or a portion of their fees pursuant to a non-qualified deferred compensation agreement. Interest is credited on the deferred amounts at a rate equal to the Bank's earning asset yield, as defined below. In 2001, Mr. Rincker, who retired from the Board of Directors in April 2001, deferred $4,000 in fees.

           As Chairman of the Board of Directors of the Company and the Bank, Mr. Craine received a monthly director fee of $8,500. This monthly fee was in lieu of all fees Mr. Craine otherwise would be entitled to receive as a director, including retainers and fees for attending board or committee meetings. Mr. Craine is not an executive officer of either the Company or the Bank and does not participate in any cash bonus or stock option compensation plans established for the benefit of executive officers of the Company or the Bank. Mr. Craine will continue to participate in the Company's Directors' Stock Option Plan.

           Directors' Stock Option Plan. The purpose of the Directors' Stock Option Plan is to enhance the Company's ability to attract and retain highly qualified individuals to serve as members of the Company's Board of Directors and to provide additional incentives to non-employee directors to promote the success of the Company. Pursuant to the Directors' Stock Option Plan, Messrs. Akel, Allen, Craine, Niermeyer, O'Neil, Rincker, and Thorn, Dr. Kelly, Mrs. Bendz and Mrs. Higbee each received a grant of a non-qualifying option for 2,250 shares of Common Stock at an exercise price of $15.75 per share on January 24, 2001, the fair market value on the date of grant. To the extent shares remain available for grant under the Directors' Stock Option Plan, each non-employee director will receive in January of each year an option to purchase 2,250 shares at the fair market value on the date of grant. For 2002, the non-employee directors, except Mr. Rincker who retired from the Board in April 2001, each received an option for 2,250 shares at an exercise price of $26.93 per share, the fair market value on the date of grant, January 24, 2002.



                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

           The following table sets forth a summary of all compensation paid during the last three fiscal years to the Company's chief executive officer during fiscal 2001 and the Company's four other most highly compensated executive officers for 2001 (the "named executive officers"). All cash compensation has been paid by the Bank. None of the named executive officers received any separate form of compensation in their capacities as officers of the Company. As to each of the named executive officers, the aggregate amount of perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported for the periods indicated. The Company has not granted any stock appreciation rights.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG TERM
                                                                                                 COMPENSATION
                                                                                                    AWARDS
                                                                                               ----------------
                                                                  ANNUAL COMPENSATION             SECURITIES
                                                           ---------------------------------      UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION                        YEAR      SALARY ($)          BONUS ($)     OPTIONS/SARS (#)  COMPENSATION ($)(1)
---------------------------                       ------     -----------         ---------     ----------------  -------------------

Howard W. Sharp ...............................    2001    $   288,692          $   61,030               50,000    $  33,318
   President, Chief Executive Officer              2000    $    34,615 (2)      $       --              100,000    $      --
   and Director (effective November 10, 2000)      1999             --                  --                   --           --


John P. Driscoll (3)...........................    2001    $   168,775          $   27,240                   --    $   5,063
   Executive Vice President and Director           2000    $   157,700          $       --                   --    $   4,731
                                                   1999    $   147,795          $   37,854                   --    $ 429,390

Arthur C. Smith                                    2001    $   145,125          $   23,423                   --    $   4,354
   Executive Vice President -Retail Banking        2000    $   135,000          $       --                   --    $   4,050
                                                   1999    $   129,000          $       --               15,000    $   3,870

Larry G. Denniston   ..........................    2001    $   129,900          $   20,966                   --    $   2,598
    Senior Vice President and                      2000    $   116,000          $       --                   --    $   2,320
    Corporate Secretary                            1999    $   112,000          $       --               13,000    $   2,240

Rexford C. Decker..............................    2001    $   121,800          $   19,659                   --    $   3,654
   Senior Vice President and                       2000    $   116,000          $       --                   --    $   3,480
   Chief Financial Officer                         1999    $   104,417          $    5,101                3,000    $   3,132

----------

(1) Includes matching contributions under the Bank's defined contribution plan.
(2)   Mr. Sharp joined the Company in November 2000.
(3) Mr. Driscoll joined the Company in July 1999. The 2001 bonus consists of $6,810 paid in cash and $20,430 deferred. All bonuses paid to Mr. Driscoll prior to July 1, 1999 were paid by Skaneateles Bancorp, Inc. The 1999 salary consists of $72,829 paid by Skaneateles Bancorp, Inc. for the six-month period from January 1, 1999 through June 30, 1999 and $74,966 paid by the Bank for the six-month period from July 1, 1999 through December 31, 1999. The 1999 Other Compensation amount consists of a $419,759 lump sum payment made by the Company to Mr. Driscoll under the terms of the Employment Agreement between the Company and Mr. Driscoll, dated January 25, 1999, $5,098 in contributions to Mr. Driscoll's 401(k) plan paid by Skaneateles Bancorp, Inc. for the period January 1, 1999 to June 30, 1999, and $4,533 in contributions to Mr. Driscoll's 401(k) plan paid by the Bank for the period July 1, 1999 to December 31, 1999.


OPTION GRANTS

           The following table sets forth information with respect to grants of stock options to each of the named executive officers during 2001 and the potential realizable value by such individuals. All options were granted at current market price on the date of grant.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                       INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE
                              ---------------------------------------------------------------------   VALUE AT ASSUMED
                                 NUMBER OF         % OF TOTAL                                         ANNUAL RATES OF STOCK
                                SECURITIES        OPTIONS/SARS                                        PRICE APPRECIATION
                                UNDERLYING         GRANTED TO         EXERCISE                        FOR OPTION TERM
                               OPTIONS/SARS         EMPLOYEES          OR BASE          EXPIRATION    ----------------------------
NAME                            GRANTED (#)      IN FISCAL YEAR     PRICE ($/Sh)           DATE            5% ($)          10%($)
----                          ---------------    --------------     ------------       -------------  -----------------------------
Howard W. Sharp...............    50,000                 29.0%            $25.75             8/27/2011    $809,702        $2,051,943
John P. Driscoll..............        --                  --                --                  --              --                --
Arthur C. Smith...............        --                  --                --                  --              --                --
Larry G. Denniston............        --                  --                --                  --              --                --
Rexford C. Decker ............        --                  --                --                  --              --                --


------------------

OPTION EXERCISES AND HOLDINGS

           The following table sets forth information with respect to each of the named executive officers concerning the exercise of stock options during the fiscal year ended December 31, 2001 and the year-end value of all unexercised options held by such individuals.



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                                     NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED                  IN-THE-MONEY
                                                                           OPTIONS                          OPTIONS/SARS
                             SHARES                                  AT FISCAL YEAR END (#)              AT FISCAL YEAR END($)(2)
                           ACQUIRED ON          VALUE            --------------------------------    -----------------------------
NAME                       EXERCISE (#)       REALIZED ($)(1)    EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----                       ------------       ---------------    -----------      -------------      -----------     -------------

Howard W. Sharp............        --             $    --            95,000              55,000        $644,697          $276,303
John P. Driscoll...........        --                  --             4,850                  --          18,721                --
Arthur C. Smith............        --                  --            41,374               2,750         130,335                --
Larry G. Denniston.........        --                  --            38,592               2,250         180,074                --
Rexford C. Decker .........       700               8,657            12,862               2,000          90,970                --

---------------
(1) Difference between fair market value per share, or price per share if sold, less exercise price per share times the number of shares.
(2) Market value of underlying securities at year-end, minus the exercise or base price.

EMPLOYEE DEFINED BENEFIT PLANS

           The following table illustrates current annual pension benefits under the Company's defined benefit retirement plan for retirement in 2001 at age 65 under the most advantageous provisions available for various levels of compensation, years of service, and full Social Security benefits. Pension benefits are currently subject to a statutory maximum of $135,000, subject to cost-of-living adjustments. Additionally, annual compensation in excess of $170,000 (subject to cost of living increases) may not be used in calculation of retirement benefits.

                               PENSION PLAN TABLE

           ANNUAL
        COMPENSATION                                                    YEARS OF SERVICE
        ------------           ----------------------------------------------------------------------------------------------
                                     5             10            15             20             25             30            35
                                     -            ---           ---            ---            ---            ---           ---
          $ 75,000                  $7,500        $15,000        $22,500       $30,000       $37,500        $45,000       $45,000
           100,000                  10,000         20,000         30,000        40,000        50,000         60,000        60,000
           125,000                  12,500         25,000         37,500        50,000        62,500         75,000        75,000
           150,000                  15,000         30,000         45,000        60,000        75,000         90,000        90,000
           160,000                  16,000         32,000         48,000        64,000        80,000         96,000        96,000
           170,000                  17,000         34,000         51,000        68,000        85,000        102,000       102,000

           A participant's normal retirement benefit is equal to 2% of average annual earnings, multiplied by the number of years and fraction thereof of creditable service. Average annual earnings represent payment made during the 36 consecutive calendar months of highest earnings during the final 120 calendar months of the employee's creditable service. In no event, however, may the normal retirement benefit exceed 60% of average annual earnings. Pension allowances are based on 2% of the employee's average basic annual earnings excluding overtime, bonus, or other special payments. Pension benefits are computed on a straight life annuity benefit.

           The periods of creditable service as of December 31, 2001 for Messrs. Sharp, Driscoll, Smith, Decker and Denniston were 13 months, 30 months, 34 years, 19 years and 18 years, respectively.

           In 1995, the Board of Directors of the Bank adopted a Supplemental Executive Retirement Plan (the "SERP") effective on January 1, 1995 to permit designated employees of the Bank to receive supplemental retirement benefits from the Bank which amounts would be due under the benefit and contribution formulas in the Bank's defined benefit retirement plan and its defined contribution plan but which cannot be paid under those plans due to reductions and other limitations imposed on such plans pursuant to the Internal Revenue Code of 1986 (the "Code"). Mr. Rincker, the former Chairman of the Company and a director was the only participant in the SERP in 2001. Mr. Rincker, who retired as a director in April 2001, received $12,581 in monthly installments under the SERP in 2001. The SERP is an unfunded, non-qualified deferred compensation plan and benefits thereunder will be paid from the general assets of the Bank. On March 16, 2001, the Bank and Mr. Driscoll entered into Amendment Number 1 to the Supplemental Retirement Agreement, dated as of January 1, 1998 among Mr. Driscoll, Skaneateles Bancorp, Inc. and Skaneateles Savings Bank (the "SRA"). Under the SRA, Mr. Driscoll is entitled to a supplemental retirement benefit equal to the pension benefit he would have received under the Bank's qualified retirement plan if he were fully vested under such plan, reduced by any amount that he actually receives under such plan. As of December 31, 2001, Mr. Driscoll's accrued annual supplemental defined benefit under the SRA was $8,006 using the straight life annuity option.

           In addition, the Bank has deferred compensation agreements with several executive officers and directors that permit the elective deferral of bonus or other executive compensation. In July 2001, Mr. Rincker received a $55,000 distribution under such agreements. No other executive received distributions in 2001 under these agreements.

AGREEMENTS WITH EXECUTIVE OFFICERS

           The Company and the Bank, which we refer to as the "Employers", have entered into the following employment contracts and agreements:

           Sharp Employment Agreement. On October 22, 2001, the Employers entered into an Employment Agreement with Howard W. Sharp to serve as the President and Chief Executive Officer of the Employers (the "Sharp Agreement") at an annual salary of no less than $356,000 from October 22, 2001 until October 22, 2004 and the Employers may extend the term for one additional year on each annual anniversary date of the Sharp Agreement. Under the terms of the agreement, Mr. Sharp is entitled to certain benefits including monthly membership dues for clubs in the Binghamton, New York area, reimbursement for reasonable business entertainment and travel expenses and participation in all the incentive, bonus, management recognition and benefit plans of the Employers and health, disability and life insurance.

           The Bank may terminate Mr. Sharp's employment at any time. In the event of an involuntary termination other than for "cause" (as defined in the Sharp Agreement), or a voluntary termination with "good reason" (as defined in the Sharp Agreement), the Bank will continue to pay Mr. Sharp the same level of compensation for the remaining term of the Sharp Agreement, as well as all medical, prescription drug, dental, and disability benefits, and employee life, group life, and other insurance that Mr. Sharp received before the termination, except to the extent such medical, prescription drug and dental benefits are available to Mr. Sharp from a subsequent employer. If an involuntary termination without cause is effected at the request or direction of an acquiring party before a "change in control" (as defined in the Sharp Agreement) or an involuntary termination without cause or a voluntary termination with good reason, occurs within 12 months following a change in control, the Bank shall pay Mr. Sharp a lump sum cash payment equal to 2.99 times the average annual cash compensation paid by the Employers to Mr. Sharp for the five calendar years (or the term of his employment, if less than five years) before the change in control. In such case, the option referred to above would be fully vested and exercisable. If any payments to Mr. Sharp constitute "excess parachute payments" under Section 280G of the Code, the Employers are required to pay the executive an additional payment, referred to as a gross-up payment, sufficient to enable the executive to pay the excise tax described in Section 4999 of the Code imposed on the excess parachute payment, plus taxes on the additional payment. In the event of a voluntary termination without good reason or an involuntary termination of Mr. Sharp's employment for cause by the Employers, Mr. Sharp has no right to compensation under the Sharp Agreement. Following termination of Mr. Sharp's employment, the Employers will have the right to enjoin his employment with any significant competitor (as defined in the Sharp Agreement) for the lesser of one year or the remaining employment term plus six months.

           Driscoll Employment Agreement. On May 31, 2000, March 16, 2001 and February 21, 2002, the Employers entered into agreements to amend the Employment Agreement of January 25, 1999, between the Employers and Mr. Driscoll, the former Chairman, President and Chief Executive Officer of Skaneateles Bancorp, Inc. (the "Amended Driscoll Agreement"). Under the terms of the Amended Driscoll Agreement, Mr. Driscoll will serve as the Executive Vice President of the Employers until December 31, 2002 at an annual salary of no less than $147,660. In addition, Mr. Driscoll is entitled to certain benefits including monthly membership dues for clubs, the use of a company car, reimbursement for reasonable business entertainment and travel expenses, participation in all the incentive, bonus, management recognition and benefit plans of the Employers, health, disability and life insurance, and a carry-over of any vested retirement benefits to which he was entitled under any former Skaneateles Bancorp, Inc. benefit plans.

           The Company and the Bank may terminate Mr. Driscoll's employment at any time. In the event of an involuntary termination other than for "cause" (as defined in the Amended Driscoll Agreement), or a voluntary termination with "good reason" (as defined in the Amended Driscoll

Agreement), the Employers are required to continue to pay Mr. Driscoll the same level of compensation for the remaining term of the Amended Driscoll Agreement as well as all medical, prescription drug, dental, and disability benefits, and employee life, group life, and other insurance that Mr. Driscoll and his family received before the termination, except to the extent such medical, prescription drug and dental benefits are available to Mr. Driscoll from a subsequent employer. Mr. Driscoll is not entitled to any payments that would constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Code. In the event of a voluntary termination without good reason or an involuntary termination of Mr. Driscoll's employment for cause by the Employers, Mr. Driscoll has no right to compensation under the Amended Driscoll Agreement. If Mr. Driscoll voluntarily terminates his employment before December 31, 2002 without good reason and without the approval of the Employers' Boards of Directors, he is prohibited from entering into any other employment with a significant competitor of the Bank (as defined in the Amended Driscoll Agreement) for one year or until after June 30, 2003, whichever is less.

           Denniston and Smith Employment Agreements. On December 28, 2000, the Employers entered into two-year employment agreements with Larry G. Denniston (the "Denniston Agreement") and Arthur C. Smith (the "Smith Agreement") that replaced in their entirety the Amended and Restated Change of Control Severance Agreements between the Employers and Mr. Denniston and Mr. Smith, respectively, dated June 28, 1999. The term of each of these Agreements was renewed on December 28, 2001 and will automatically renew for one additional year on each anniversary of that date unless either the Employers or the executive gives contrary written notice to the other such party. Under the Denniston Agreement, Mr. Denniston will serve as the Senior Vice President and Corporate Secretary of the Employers at an annual salary of no less than $116,000. Under the Smith Agreement, Mr. Smith will serve as the Executive Vice President - Retail Banking Officer of the Employers at an annual salary of no less than $135,000. In addition, Messrs. Denniston and Smith are entitled to certain benefits including reimbursement for reasonable business entertainment and travel expenses and participation in all the incentive, bonus, management recognition and benefit plans of the Employers, and all health, disability and life insurance benefits of the Employers.

           The Company and the Bank may terminate Mr. Denniston's or Mr. Smith's employment at any time. In the event of an involuntary termination other than for "cause" (as defined in the Denniston and Smith Agreements), or a voluntary termination for "good reason" (as defined in the Denniston and Smith Agreements), the Employers are required to continue to pay the terminated executive the same level of compensation for either 24 months after the date of termination or until the executive attains the age of 65, whichever is earlier, as well as all medical, prescription drug, dental, and disability benefits, and employee life, group life, and other insurance that the terminated executive and his family received before the termination, except to the extent such medical, prescription drug and dental benefits are available from a subsequent employer. If any payments to Mr. Denniston or Mr. Smith constitute "excess parachute payments" under Section 280G of the Code, the Employers are required to pay the executive an additional payment, referred to as a gross-up payment, sufficient to enable the executive to pay the excise tax described in Section 4999 of the Code imposed on the excess parachute payment, plus taxes on the additional payment. In the event of a voluntary termination without good reason or an involuntary termination of the executives' employment for cause by the Employers, the executives have no right to compensation under their employment agreements. If Mr. Denniston or Mr. Smith terminates his employment before the end of the term without the approval of the Board of Directors of the Bank and without "good reason," the Bank will be entitled to enjoin the employment of the executive with any "significant competitor" (as defined in the Denniston and Smith Agreements) of the Bank for the lesser of a period of one year or the remaining term plus six months.

           Change of Control Severance Agreement. The Employers entered into a new three-year Change of Control Severance Agreement, referred to as Severance Agreement on June 28, 1999 with Rexford C. Decker, Senior Vice President and Chief Financial Officer.

           The Severance Agreement provides that the term of the Severance Agreement will be extended automatically by one year on the anniversary date of the Severance Agreement, unless the Employers or the executive provides contrary written notice to the other party.

           If the executive's employment under the Severance Agreement is terminated (1) for any reason before a "change in control" (as defined in the Severance Agreement); (2) after a change in control, by the Employers for "good cause" (as defined in the Severance Agreements); or (3) by the voluntary action of the executive without "good reason" (as defined in the Severance Agreements), the Employers are required to pay the executive his base salary through the date of termination, and the Employers shall have no further obligation to the executive or his spouse under the Severance Agreement, except for the payment of certain accrued benefits.

           If the executive's employment under the Severance Agreement is terminated involuntarily without good cause or voluntarily with good reason (1) before a change in control at the request or direction of the acquiring party, or (2) within 12 months after a change in control, the Employers are required to pay the executive for a period of up to two years a salary equal to the higher of the executive's base salary on the date of the change in control or the date of termination of employment, and other benefits.

           In the event any of the payments to the executive under the Severance Agreement are subject to the excise tax described in Section 4999 of the Code, the Employers will pay the executive an additional payment, referred to as a gross-up payment, to equal to the excise tax imposed on the payments, plus taxes imposed on the additional payment. The Severance Agreement does not contain any provision restricting the right to compete against the Bank upon termination of employment.

           Executive employees may elect to defer the receipt of compensation income pursuant to a nonqualified deferred compensation agreement with the Bank. Interest is credited on the deferred amounts at a rate equal to the Bank's earning asset yield (as defined). During 2001, Douglas R. Johnson elected to defer his bonus under this arrangement.


COMPANY COMPENSATION COMMITTEE AND BANK SALARY AND PERSONNEL ADMINISTRATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

           The Compensation Committee of the Company and the Salary and Personnel Administration Committee of the Bank consist of the same five non-employee directors. Decisions on the compensation of the Company's executives, except with respect to stock options, are made by the Salary and Personnel Administration of the Bank, as the Company's executives do not receive separate compensation for their services as officers of the Company. The Compensation Committee of the Company has the authority to grant stock options to the Company's executives under the 1996 Long-Term Incentive and Capital Accumulation Plan (the "1996 Incentive Plan"). For purposes of this report, the Salary and Personnel Administration Committee and the Compensation Committee are referred to together as the "Committee." All decisions by the Committee relating to the compensation of the Company's executive officers are reviewed by the full Board of Directors.

           Set forth below is a report submitted by the Committee, addressing the Company's compensation policies for 2001 as they affected the Company's executive officers.

           Compensation Policies for Executive Officers. The Committee's executive compensation policies are designed to provide competitive levels of compensation and assist the Company in attracting and retaining qualified executives. Target levels of executive officers' overall compensation are intended to be consistent with peer banks in the northeastern United States with assets between $1.0 billion and $5.0 billion. The Committee endorses the position that stock ownership by management and stock-based plans are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. The Committee also endorses the position that cash bonuses tied to annual target levels for key financial performance objectives strengthen management's incentive to increase consolidated net income of the Company.

           Relationship of Performance to Executive Compensation. The Company's named executive officers in fiscal 2001 were eligible for compensation consisting of the following components: base salary, stock options under the 1996 Incentive Plan, benefits under the Bank's defined benefit retirement plan and defined contribution plan, and certain other benefits. In 2001, Mr. Sharp was the only named executive officer to receive stock options.

           Base Salary. The Committee reviews executive base salaries annually. The 2001 base salaries for the Chief Executive Officer and for the other executive officers were set within established salary ranges, which are based upon responsibility, experience and company performance. Base salaries are also designed to be competitive with peer banks in the northeastern United States with assets between $1.0 billion and $5.0 billion.

           Bonuses. The Performance Profit Sharing Plan, adopted on September 24, 2001 (the "Performance Plan") by the Board of Directors to replace the IMPACT Bonus Plan, establishes performance targets, including goals for the Company's return on equity and return on assets, as well as the Bank's net interest margin and non-performing assets to loan ratio. In addition, the Performance Plan establishes certain individual performance requirements. The eight most senior executive officers of the Bank participated in the Performance Plan in 2001. The maximum cash bonus that could be paid to the Chief Executive Officer under the Performance Plan was 50% of base salary; the maximum cash bonus to the other executive officers was 45% of base salary except for one officer for whom it was 19% of base salary. The Performance Plan also provided that no bonus could be paid out under the Performance Plan unless the Company declared and paid four quarterly dividends during 2001. A participant in the Performance Plan was not eligible for a bonus under the Performance Plan if the participant terminated employment during 2001 (other than because of disability, retirement or death), received an unsatisfactory performance review rating or failed to meet the requirements of the individual performance criteria, unless the Board or the Salary and Personnel Administration Committee of the Bank determined otherwise. Bonuses pursuant to the Performance Plan are paid in a lump sum after the end of the year, with the first payments occurring in 2002.

           Stock Options. The Company's 1996 Incentive Plan provides long-term incentives to key employees, including executive officers, through the grant of stock options. The grant of stock options is intended to foster management team cohesion and align management and shareholder interests. Stock option grants provide additional incentives for executive officers. The Company believes that the grant of stock options can be used to encourage performance that can result in enhanced shareholder value. The Board of Directors of the Company adopted a Performance Stock Option Plan on September 24, 2001 to establish specific criteria that must be met to qualify for stock option awards under the 1996 Incentive Plan. For 2001, the criteria were the same as under the Performance Plan. Options based on satisfaction of such criteria will be granted by the Compensation Committee after the end of the year, with the first of such grants occurring in 2002. Options were granted under the 1996 Incentive Plan to the named executive officers other than Mr. Driscoll in 1999; only Mr. Sharp received a grant of options under the 1996 Incentive Plan in 2000 and 2001. All options were granted at the current market price on the date of grant.

           Other. In addition to the compensation paid to executive officers as described above, executive officers receive, along with and on the same terms as other employees, contributions by the Bank pursuant to the Bank's defined benefit retirement plan and matching contributions under the Bank's defined contribution plan. The executive officers also receive group term life insurance on the same terms as other employees, and certain other perquisites.

           Chief Executive Officer Compensation. Mr. Sharp's base salary was $256,000 from January through August of 2001; in September of 2001, his base salary increased to $356,000. Mr. Sharp received options for 50,000 shares of Common Stock during 2001 pursuant to the Company's 1996 Long-Term Incentive and Capital Accumulation Plan. The Committee considers appropriate comparative salaries for other chief executive officers of peer banks in setting Mr. Sharp's base salary.

                             Compensation Committee

                           Robert W. Allen (Chairman)
                                 Ferris G. Akel
                                 Diana J. Bendz
                               David A. Niermeyer
                               Mark T. O'Neil, Jr.


           COMPENSATION COMMITTEE AND SALARY AND PERSONNEL ADMINISTRATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION: TRANSACTIONS WITH MANAGEMENT AND OTHERS

           In fiscal 2001, the Bank had outstanding commercial real estate loans and commercial loans secured by real estate to Apalachin Development LLC and Newman Development Group of CP, LLC, outstanding unsecured commercial loans to Vestal Plaza, LLC, TSM LLC, as well as letters of credit to Town Square Mall Associates, L.L.C., Campus Plaza L.L.C. and Parkway Plaza L.L.C. and Newman Development Group, L.L.C., each of which was guaranteed by Mr. Akel. Mr. Akel is a member of each of the LLCs listed above. In addition, the Bank has extended loans to one limited liability corporation and to one group of individuals and the purpose of the two loans was to purchase property owned, in part, by Mr. Akel. In fiscal 2001, the Bank also had outstanding commercial loans, both unsecured and secured by accounts, inventory and equipment to Stakmore Co., Inc. each guaranteed by Mr. Niermeyer, as well as a commercial loan secured by securities to Mr. Niermeyer and an individual loan to Mr. Niermeyer. Mr. Niermeyer is the President and Chief Executive Officer of Stakmore Co., Inc. The Bank believes that the foregoing loans and the guarantees by Mr. Akel and Mr. Niermeyer were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The Bank also believes the loans and the guarantees did not involve more than the normal risk of collectability nor present any other unfavorable features.

           For the year ended December 31, 2001, the Bank paid an aggregate of $190,632 to Binghamton Giant Markets, Inc., of which Mr. Akel is President and a principal stockholder. The payment reflects fees paid in connection with transactions on the Bank's StoreTeller electronic facilities maintained at food markets owned by Binghamton Giant Markets, Inc.

CERTAIN RELATIONSHIPS

           Directors, officers and employees of the Company or the Bank are permitted to borrow from the Bank to the extent permitted by New York law and the regulations of the Board of Governors of the Federal Reserve System. Under applicable New York law, the Bank may make first or second mortgage loans to officers provided that each such loan is secured by the officer's primary residence and is authorized in writing by the Board of Directors. In addition, the Bank makes consumer loans and commercial real estate and commercial business loans to officers and directors and related persons consistent with applicable law. Except as described below, all loans made by the Bank to directors and executive officers or their associates and related entities have been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. It is the belief of management that, at the time of origination, these loans neither involved more than the normal risk of collectability nor presented any other unfavorable features.

           Effective as of August 25, 1997, the Bank adopted a policy permitting all employees, including directors and executive officers, to obtain loans at preferential interest rates and to obtain discounted processing fees. The Bank extended Thomas F. Kelly, a director of the Company and the Bank, a home equity line of credit in November 2000. The largest aggregate amount of indebtedness outstanding at any time under Dr. Kelly's line of credit during fiscal 2001 and as of March 5, 2002, was $150,000 and $59,948, respectively. The interest rate for this line of credit is prime minus 1/2% for the first year and thereafter is prime plus 1/2% for indebtedness up to $30,000 and prime for indebtedness of more than $30,000. The Bank also extended home equity lines of credit, with preferential terms, at an interest rate of prime plus 1/2% for indebtedness up to $30,000 and prime for indebtedness of more than $30,000 to several individuals. In January 1997, the Bank extended a home equity line of credit to William H. Rincker, a director of the Company and the Bank, with the largest aggregate amount of indebtedness outstanding at any time under the line of credit during fiscal 2001 and as of March 5, 2002, $100,000 and $100,000, respectively. In December 1998, the Bank extend a home equity line of credit to Mr. Rexford C. Decker, the Senior Vice President and Chief Financial Officer of the Company and the Bank; the largest aggregate amount of indebtedness outstanding at any time under Mr. Decker's line of credit during fiscal 2001 and as of March 5, 2002 was $20,883 and $13,306, respectively. In January 1995, the Bank extend a home equity line of credit to Mr. Arthur C. Smith, Executive Vice President - Retail Banking Officer of the Company and the Bank; the largest aggregate amount of indebtedness outstanding at any time under Mr. Smith's line of credit during fiscal 2001 and as of March 5, 2002 was $30,000 and $30,000, respectively.

           The Bank has an outstanding mortgage loan to Dr. Kelly that was made in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and at the time of origination, did not involve more than the usual risk of collectability nor present any other unfavorable features. Under the Bank's policy of permitting discounted processing fees to employees and directors, Dr. Kelly obtained a discount on the processing fee for this loan consistent with the Bank's policy. The interest rate on the 15-year maturity loan is 6.875%. The largest aggregate amount of indebtedness outstanding during fiscal 2001 and as of March 5, 2002 was $56,362 and $0, respectively. Mr. Denniston, Senior Vice President and Corporate Secretary, received a one point waiver on a mortgage loan in September 1998. The interest rate on the 30-year maturity loan is 7.0% and the largest aggregate amount of indebtedness outstanding during fiscal 2001 and as of March 5, 2002 was $166,914 and $164,706, respectively. Mr. Driscoll, Executive Vice President, also received a one point waiver on two mortgage loans, one originally issued by Skaneateles Savings Bank, which was acquired by the Bank on July 1, 1999. The 15-year bi-weekly mortgage loan entered into in September 1993 has an interest rate of 6.875% and the largest aggregate amount of indebtedness outstanding during fiscal 2001 and as of March 5, 2002 was $110,511 and $0, respectively.

Mr. Driscoll's 15-year mortgage loan entered into in December 2001 has an interest rate of 5.75% and the largest aggregate amount of indebtedness outstanding during fiscal 2001 and as of March 5, 2002 was $150,000 and $149,473, respectively.

           For a description of certain transactions regarding Mr. Akel, Mr. Niermeyer and the Bank, see "Compensation Committee and Salary and Personnel Administration Committee Interlocks and Insider Participation."

AUDIT COMMITTEE REPORT

           The Company's Audit Committee currently has five members, Mr. Thorn (Chairman), Mrs. Bendz, Mrs. Higbee, Dr. Kelly and Mr. O'Neil. Each of the members of the Audit Committee is an "independent director" under the rules of the National Association of Securities Dealers, except for Mr. Thorn. The Audit Committee's responsibilities are described in a written policy statement and charter that was adopted by the Company's Board of Directors.

           Mr. Thorn was the Chairman of the Audit Committee in February 2000 when he was asked by the Board to serve as Acting President and Chief Executive Officer of the Company and the Bank. He served the Company and the Bank in those capacities from February 2000 until November 10, 2000. From November 10, 2000 through December 28, 2000, he served as an interim executive officer. Mr. Thorn received compensation from the Bank in excess of $60,000 during 2000 for serving in those capacities. Mr. Thorn re-joined the Audit Committee in January 2001. The Board of Directors of the Company determined that notwithstanding Mr. Thorn's employment with the Company and the Bank during 2000, it is in the best interest of the Company and its shareholders for Mr. Thorn to resume his service on the Audit Committee now that he is no longer employed by the Company or any of its affiliates. Mr. Thorn is a certified public accountant and was co-founder and executive vice president of a privately held computer leasing company. Prior to that, he served as Vice President of Finance, Chief Financial Officer and Treasurer of a publicly owned computer leasing company.

           The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001 with the Company's management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by SAS 61, Communication With Audit Committees. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP. Based on the review and discussions described in this paragraph, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements for the year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                 Audit Committee
                           Thomas L. Thorn (Chairman)
                                 Diana J. Bendz
                                  Ann G. Higbee
                                 Thomas F. Kelly
                               Mark T. O'Neil, Jr.


AUDITOR FEE INFORMATION

           AUDIT FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended

December 31, 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year was $141,000.

           FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed by PricewaterhouseCoopers LLP for professional services related to financial information systems design and implementation for the Company for the fiscal year ended December 31, 2001.

           ALL OTHER FEES. The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" including tax planning, consulting, benefit plans audits and FAS 123 valuation for the fiscal year ended December 31, 2001 was $99,700.

           The Audit Committee of the Board of Directors has considered whether the provision of the services covered by "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           On February 7, 2002, the Company engaged the accounting firm of KPMG LLP as independent public accountants for the Company for the fiscal year ending December 31, 2002.

           On January 30, 2002, the Company notified PricewaterhouseCoopers LLP that it will be dismissed as the Company's independent accountants effective upon the completion of the 2001 audit in March 2002. The decision to dismiss the Company's accounting firm was recommended and approved by the Company's Audit Committee of the Board of Directors, as well as the full Board of Directors.

           PricewaterhouseCoopers LLP's reports on the Company's financial statements for 2000 and 2001 (the two most recent fiscal years) contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

           During the Company's last two fiscal years and through the date of this report, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

           Within the last two fiscal years and through the date of this report, there have been no "reportable events" described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933 with respect to the Company.

           The change in accountants is expected to be made following completion of the 2001 year-end audit by PricewaterhouseCoopers LLP, anticipated to occur in March 2002. During the last two fiscal years and the subsequent interim period to the date hereof, the Company did not consult KPMG LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

           The Company requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company on this Current Report on Form 8-K. A copy of such letter to the SEC, dated January 30, 2002, was filed as
Exhibit 16 to the Current Report on Form 8-K filed with the SEC on February 6, 2002.

COMPARATIVE COMPANY PERFORMANCE

           The following line graph sets forth comparative information regarding the Company's cumulative shareholder return on its Common Stock over the last five fiscal years. Total shareholder return is measured by dividing total dividends (assuming dividend reinvestment) plus share price change for a period by the share price at the beginning of the measurement period. The Company's cumulative shareholder return based on an investment of $100 at the beginning of the five-year period beginning December 31, 1996 is compared to the cumulative total return of The Nasdaq Stock Market (U.S. Companies) and SNL Securities L.C. $1 billion to $5 billion Bank Index.


                            [BSB BANCORP, INC. LOGO]







                                                                                     PERIOD ENDING
           INDEX                                        12/31/96      12/31/97      12/31/98     12/31/99      12/31/00     12/31/01
           -----                                        --------      --------      --------     --------      --------     --------
BSB Bancorp, Inc.                                         100.00        206.75        195.97       119.48         86.45       163.07
NASDAQ - Total US*                                        100.00        122.48        172.68       320.89        193.01       153.15
SNL $1B-$5B Bank Asset-Size Index                         100.00        166.77        166.38       152.91        173.52       210.83

----------
         *Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002. Used with permission.
         All rights reserved.  crsp.com.

EXECUTIVE OFFICERS

           For information regarding Messrs. Sharp and Driscoll, see "Election of Directors." The following executive officers of the Company do not serve on the Board of Directors of the Company. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as an officer.

               NAME                     AGE                TITLE(1)
               -----                    ---                -----

William M. Le Beau.............          54          Executive Vice President, Risk Management
Arthur C. Smith................          54          Executive Vice President -Retail Banking Officer
Rexford C. Decker..............          49          Senior Vice President and Chief Financial Officer
Larry G. Denniston.............          56          Senior Vice President and Corporate Secretary
Douglas R. Johnson.............          59          Senior Vice President of the Company and Senior
                                                        Vice President and Senior Trust Officer of the Bank
Randy J. Wiley.................          45          Senior Vice President and Treasurer
Roy W. Brock...................          42          Vice President of the Company and Administrative
                                                        Vice President - Human Resources for the Bank

----------
(1) Titles are the same for the Company and the Bank unless otherwise indicated.

           WILLIAM M. LE BEAU joined the Bank and the Company in December 2000. He is Executive Vice President, Risk Management of the Bank and Company. He was Senior Vice President, Risk Management for the Bank and Company from December 2000 until February 2002. He was Vice President, Community Reinvestment, of M & T Bank from 1998 until December 2000. Prior to that time, he served as Senior Vice President as well as in other senior positions of OnBancorp, Inc. and OnBank & Trust Co. from 1988 until 1998.

           ARTHUR C. SMITH joined the Bank in 1967. He became Executive Vice President - Retail Banking Officer of the Bank and the Company in October 1996. He was Senior Vice President of the Company and the Bank from 1994 to October 1996. Prior to that time, he was Vice President of the Bank from 1987 and of the Company since its formation in 1988.

           REXFORD C. DECKER joined the Bank in 1982. He became Senior Vice President and Chief Financial Officer of the Bank and the Company in February 1999. Mr. Decker served as Treasurer of the Company and the Bank from November 1999 to March 2000. He was Administrative Vice President and Controller of the Bank from December 1996 to February 1999, Vice President and Controller of the Bank from December 1991 to December 1996, and Controller of the Bank from December 1985 to December 1991.

           LARRY G. DENNISTON joined the Bank in 1983. He became Senior Vice President and Corporate Secretary of the Company and the Bank in December 1996. He was Vice President and Secretary of the Company and the Bank from 1990 to December 1996. Prior to that time, he was Vice President--Financial Services of the Bank since 1985.

           DOUGLAS R. JOHNSON joined the Bank in 1990. He became Senior Vice President of the Company in January 1997. He has been Senior Vice President and Senior Trust Officer of the Bank since December 1990.

           RANDY J. WILEY joined the Bank and the Company in May 2001. He is Senior Vice President and Treasurer of the Bank and the Company. He was Chief Financial Officer of Cazenovia College from April 1998 until May 2001. From March 1980 until April 1998 he was Senior Vice President and Chief Investment Officer for OnBancorp, Inc. and OnBank & Trust Company.

           ROY W. BROCK joined the Bank in May 1982. He became Vice President of the Company in September 2001. He has been Administrative Vice President, Human Resources of the Bank since October 2000. Prior to that time he was Assistant Vice President - Human Resources Officer since December 1996.




                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following table sets forth information as of March 5, 2002 with respect to the beneficial ownership of Common Stock by any person or group as defined in Section 13(d)(3) of the Exchange Act who is known to the Company to be the beneficial owner of more than 5% of the Common Stock.



                                                                                     NUMBER OF SHARES;
                                                                                     NATURE OF                  PERCENT OF
                                                                                     BENEFICIAL                 COMMON STOCK
                     NAMES AND ADDRESSES OF BENEFICIAL OWNERS                        OWNERSHIP (1)              OWNED
                     ----------------------------------------                        -------------              -----

                     Beck, Mack and Oliver ("BMO")................................      488,088  (2)            5.05%
                        330 Madison Avenue
                        New York, NY  10017
                     Dimensional Fund Advisors, Inc. ("DFA")......................      762,963  (3)            7.90%
                        1299 Ocean Avenue, 11th Floor
                        Santa Monica, CA 90401
                     Wellington Management Company, LLP ("WMC")...................      499,200  (4)            5.17%
                        75 State Street
                        Boston, MA  02109

---------------------

(1) Based on information in the most recent Schedule 13D or 13G filed with the Securities and Exchange Commission (the "Commission") pursuant to the Exchange Act, unless otherwise indicated. Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if such person has or shares voting power and/or investment power with respect to the security, or has the right to acquire beneficial ownership at any time within 60 days from March 5, 2002. As used herein, "voting power" includes the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

(2) BMO reports shared dispositive power over these shares, which are owned by investment advisory clients of BMO, none of which own more than 5% of the Common Stock. BMO is an investment advisor registered under the Investment Advisers Act of 1940. BMO filed a Schedule 13G as of December 31, 2001 in which BMO reports that the reporting person had ceased to be the beneficial owner of more than five percent of the class of securities. As of March 5, 2002, BMO was a 5% holder due to an increase in the number of the Company's common shares outstanding.

(3)        DFA reports sole voting and sole dispositive power over these shares.
           DFA also reports that it is an investment advisor registered under
           Section 203 of the Investment Advisors Act of 1940, and that it furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts and accounts are the "Funds"). In its role as investment advisor or manager, DFA possesses both voting and/or investment power over the Common Stock owned by the Funds. All of the shares reported by DFA are owned by the Funds and DFA disclaims beneficial ownership of such securities.

(4) WMC reports shared voting power over 313,100 shares and shared dispositive power over 499,200 shares. WMC also reports that the shares are owned of record by clients of WMC and that WMC may be deemed to beneficially own these shares in its capacity as investment advisor. WMC's clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of the Common Stock.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's directors and certain officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Based solely on its review of the reports submitted to the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2001 Section 16(a) all filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with on a timely basis, except Mrs. Higbee who had one late filing.


                              SHAREHOLDER PROPOSALS

           Any proposal which a shareholder wishes to have presented at the next annual meeting of shareholders and included in the proxy materials of the Company must be received at the main office of the Company, 58-68 Exchange Street, Binghamton, New York 13901, no later than November 30, 2002. If a proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next annual meeting of shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

           The proxy being solicited hereby provides discretionary authority to vote on any matter if the Company did not receive notice of such matter prior to April 9, 2002. No notice of any such matter was received by the Company by that date.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

           A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2001 accompanies this Proxy Statement.

           UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO: Larry G. Denniston, Senior Vice President and Corporate Secretary, BSB Bancorp, Inc., 58-68 Exchange Street, Binghamton, New York 13901. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

           Management is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

           The cost of solicitation of proxies will be borne by the Company. The Company has retained American Stock Transfer and Trust Company to assist in the solicitation of proxies for a fee of $100. plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                      * * *

REVOCABLE PROXY

                                BSB BANCORP, INC.
                              58-68 EXCHANGE STREET
                           BINGHAMTON, NEW YORK 13901

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR USE ONLY AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                 APRIL 29, 2002, AND AT ANY ADJOURNMENT THEREOF.

           The undersigned, being a shareholder of BSB Bancorp, Inc. (the "Company"), hereby appoints a member of the Company's general counsel, Hinman, Howard & Kattell, L.L.P. of Binghamton, New York, as proxy, such person being duly appointed by the Board of Directors with the power to appoint an appropriate substitute, and hereby authorizes such proxy to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Binghamton Regency Hotel and Conference Center, One Sarbro Square, 225 Water Street, Binghamton, New York 13901 on April 29, 2002 at 10:00 a.m., Eastern Time, and at any adjournment of the meeting, and to act at the meeting with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions on the reverse side.


TO VOTE BY MAIL
Please mark, date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.




           YOUR CONTROL NUMBER IS __________





                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

       -------------------------------------------------------------------

[X]        Please mark your votes as in this example using dark ink only


           1. Proposal to elect three directors for a term of three years, or until their successors have been elected or qualified; and:
                               FOR  [   ]       WITHHOLD AUTHORITY   [   ]
                         (except as marked
                         to the contrary below)

                     Nominees for terms expiring at the 2005 Annual Meeting who will stand for election:
                                Robert W. Allen
                                John P. Driscoll
                                Howard W. Sharp

                     INSTRUCTIONS: THE UNDERSIGNED SHAREHOLDER MAY WITHDRAW AUTHORITY TO VOTE FOR ANY NOMINEE(S) BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF THE NOMINEE(S) ABOVE.

           2. To transact any other business that properly comes before the Annual Meeting. Except with respect to procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other matters which may properly come before the Annual Meeting.

                     The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Shareholders of BSB Bancorp, Inc., called for April 29, 2002, and a Proxy Statement prior to signing this Proxy.

           I plan to attend the meeting.  [  ] Dated: __________________, 2002


                                               Signature______________________

                                               Signature______________________

                                               Note: Please sign exactly as
                                               your name appears on this proxy.
                                               Only one signature is required
                                               where the stock is held jointly.
                                               When signing in a representative
                                               capacity, please give title.

                                               THIS PROXY, WHEN PROPERLY
                                               EXECUTED, WILL BE VOTED IN THE
                                               MANNER DIRECTED HEREIN BY THE
                                               UNDERSIGNED SHAREHOLDER. IF NO
                                               DIRECTION IS OTHERWISE MADE, THIS
                                               PROXY WILL BE VOTED FOR PROPOSAL
                                               1 AND IN ACCORDANCE WITH THE
                                               DETERMINATION OF A MAJORITY OF
                                               THE BOARD OF DIRECTORS AS TO ANY
                                               OTHER MATTER. THIS PROXY MAY BE
                                               REVOKED AT ANY TIME PRIOR TO THE
                                               TIME IT IS VOTED AT THE ANNUAL
                                               MEETING.







                                       2